UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                  June 30, 2009

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)

       333-129355                                         20-3505071
(Commission File Number)                       (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite # 1511
                   Dalian City, Liaoning Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                 (212) 561-3604
              (Registrant's Telephone Number, Including Area Code)
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

a) On June 30, 2009, China Organic Agriculture, Inc. (the "Company") appointed the firm of Acqavella, Chiarelli, Shuster, Berkower & Co., LLP ("New Auditor") as the Company's independent registered public accounting firm upon the resignation of the firm Morgenstern, Svoboda & Baer CPAs, P.C ("Former Auditor"), which had served as the Company's independent registered public accounting firm through that date. The public audit section of the Former Auditor which was responsible for overseeing its audit of the Company's financial statements has merged with the New Auditor.

b) The reports of the Former Auditor on the Company's financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion, a disclaimer of opinion or any qualifications or modifications related to uncertainty, limitation of audit scope or application of accounting principles. During the fiscal years ending December 31, 2008 and December 31, 2007 and the period from December 31, 2008 to June 30, 2009, the Company did not have any disagreements (within the meaning of Instruction 4 of Item 304 of Regulation S-K) with the Former Auditor as to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure and there have been no reportable events (as defined in Item 304 of Regulation S-K).

c) The Company has not consulted with the New Auditor regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements during the two most recent fiscal years through the present.

d) A letter of the Former Auditor addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this report on Form 8-K. Such letter states that such firm agrees with the statements made by the Company in this Item 4.01 as they refer to such firm.

e) The appointment of the New Auditor as the Company's independent auditor was approved by the Board of Directors of the Company on June 30, 2009.

Item 9.01 Financial Statements and Exhibits

Exhibit 16.1 Letter dated June 30, 2009 from Morgenstern, Svoboda & Baer CPA's, P.C.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2009
                                              CHINA ORGANIC AGRICULTURE, INC.

                                              Name:  /s/ Jinsong Li
                                                     ------------------------
                                                     Jinsong Li
                                              Title: Chief Executive Officer